Exhibit 99.1

D.A. Davidson Financial Institutions Conference May 2021

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2021 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non- GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

Office Locations 3 An Emerging High Performing Institution Overview ▪ Niche-focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming and California Company Highlights Competitive Advantage (as of 3/31/21) ▪ Assets: $2.21 billion ▪ Total Loans: $1.72 billion ▪ Total Deposits: $1.81 billion ▪ AUM: $6.49 billion (for the year ending 12/31/20) ▪ Loan Growth: 53.9% ▪ Deposit Growth: 49.1% ▪ Asset Growth: 57.7% ▪ ROAA: 1.48% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits both clients and First Western ▪ Local boutique private trust bank offices with central product experts First Western Financial, Inc. (FW) Financial Holding Company First Western Trust Bank Colorado state chartered bank (16 locations) First Western Merger Corporation State licensed insurance agency

4 Investment Highlights Proven Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum ▪ Significant revenue growth driving improved operating leverage and higher profitability ▪ TBV/share(1) increased 25% in 2020 ▪ Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term ▪ Highly aligned with shareholder interests as insiders own ~22% of total shares outstanding ▪ Discounted valuation trading at just 1.4x TBV/share(2) High Insider Ownership and Discounted Valuation ▪ Track record of generating organic growth, expansion and acquisitions ▪ Total assets up 58% in 2020 with substantial increases in revenue and EPS ▪ Strengthening commercial banking platform creating more diverse loan portfolio and lower-cost deposit base ▪ Rapidly growing institution operating in high growth markets ▪ Diverse sources of recurring fee income that represent 50%+ of total revenue ▪ Attractive, stable deposit base with noninterest-bearing and money market accounts comprising 84% of total deposits ▪ Conservative underwriting and affluent client base results in exceptional asset quality with minimal credit losses (1) See Non-GAAP reconciliation (2) As of April 23, 2021

$4,556 $5,795 $7,602 $10,854 $37,745 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust balance sheet growth ▪ Higher fee income driven by strengthened mortgage team ▪ Consistent new client acquisition activity driving growth in assets under management ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non-GAAP reconciliation 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 MYFW TBV/Share 6 Improving Earnings Driving Outperformance and Creating Shareholder Value Discounted Valuation Provides Opportunity for Continued Outperformance as Multiple Expands (1) See Non-GAAP reconciliation (2) Source: S&P Global Market Intelligence (January 1, 2020 through April 27, 2021) TBV/Share(1) Up 88% Since July 2018 IPO

Franchise Overview 7

Great Markets, Scarce Investment Opportunity

First Western Market Favorability [1]

- Colorado (2020)
  - #1 state for growth in personal income in 2019
  - #3 best state for business (24/7 Wall Street)
  - #3 best state for entrepreneurs and start-ups (Motley Fool)
- Denver, Colorado (2020)
  - #3 hottest job market (Wall Street Journal)
  - #5 fastest growing city (WalletHub)
  - #1 most searched location for out-of-state movers (Apartment List)
- Fort Collins, CO (2019)
  - #9 best performing city (Milken Institute)
  - Manufacturing for Anheuser-Busch, Broadcom, Intel
- Phoenix, Arizona (2019)
  - America's fastest growing city three years in a row
  - 7.9% population growth from 2015 - 2019

Deposits by MSA [2]



Phoenix, AZ 15%
Fort Collins, CO 14%
Boulder, CO 12%
Glenwood Springs, CO 2%
Jackson, WY 2%
Denver, CO 55%

Deposits by State	
Colorado	83%
Arizona	15%
Wyoming	2%

MYFW is 2nd Largest Publicly Held CO Chartered Bank

As of December 31, 2020	Current Ownership	Total Assets ($bn)
FirstBank	Private	24.4
NBH Bank	**Public (NYSE: NBHC)**	6.7
Bank of Colorado	Private (Sub. Of Pinnacle Bancorp-NE)	5.6
Alpine Bank	Private	5.2
Sunflower Bank	Private	5.0
ANB Bank	Private	3.3
Citywide Banks	HTLF (Acquired in 2017)	2.6
First Western Trust Bank	**Public (Nasdaq: MYFW)**	2.0

Small Market Share Provides Large Growth Opportunity

MSA	State	Market Share	Projected % Change in HHI (2021-2026) [3]
Denver-Aurora-Lakewood	CO	0.73	11.0
Fort Collins	CO	2.03	13.45
Phoenix-Mesa-Scottsdale	AZ	0.15	13.18
Boulder	CO	1.40	11.41
Jackson	WY/ID	1.12	8.50
Glenwood Springs	CO	0.80	8.82
National Average			**9.01**

(1) Source: 2020 Downtown Denver Partnership Report; Ft. Collins Chamber of Commerce; City of Phoenix
(2) Source: S&P Global Market Intelligence as of 06/30/2020.
(3) Percentage growth in household income (HHI).

8

FIRST WESTERN

MYFW: Our Five Core Strengths

Differentiated, Proven in the Marketplace	▪ **Niche-focused** franchise headquartered in Denver, Colorado ▪ Well-positioned in many **attractive markets** in Arizona, California, Colorado and Wyoming ▪ **Specialized central expertise** to compete with siloed national, regional firms ▪ Delivered through **local, boutique trust banking teams** so clients "owned" by MYFW, not associates
Built-in Operating Leverage	▪ **Strong profit center margins at maturity**, growth opportunities in current and new markets ▪ **Revenue growth** in both fee income and net interest income, with neutral balance sheet ▪ Scalable, **leverageable high fixed cost, low variable cost Product and Support Centers** ▪ Operating **expense investment already in place** for growth and expansion
Highly Desirable Recurring Fee Income	▪ **~50% fee income**, consistently through MYFW's history ▪ Primarily **recurring** trust and investment management ("TIM") fees ▪ **Low risk, "sticky" wealth/trust business** with comprehensive product offering ▪ **Multiple entry points with ConnectView®** – proprietary review process to service, **cross-sell**
Experienced, Tested Team	▪ Executives are **major bank/professional firm trained**, with deep relationships in communities ▪ Achieved **growth through** business and economic **cycles**, capital constraints ▪ Healthy relationship with all regulators with **strong risk management** culture ▪ CEO with **proven track record** for creating value in previous bank ownership
Unique Opportunity for Investors	▪ At critical mass but small market share, **many current and new market opportunities** ▪ **Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition** ▪ Few large Colorado bank alternatives for investors and clients, creating **lift-out opportunities** ▪ Attractive revenue and earnings growth story **trading at close to tangible book value**

9

FIRSTWESTERN

Cross-Selling a Diverse Set of Products and Services

Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

Commercial Banking	▪ Corporate loans to match specific needs ▪ Well-versed in working with complex cash flows and business models ▪ **Customized treasury management** products and services
Retirement / 401(k) Plan Consulting	▪ **Retirement plan consultants** partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education
Residential Mortgage Lending	▪ Mortgage banking **specializing in purchase money, high net worth lending** ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Targeted portfolio lending and secondary sales
Wealth Planning	▪ Wealth planning with specialized services (e.g. philanthropic) ▪ **Proprietary ConnectView® approach**, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance
Investment Management	▪ Provide a **broad range of asset and sub asset classes,** with automated tax and basis management ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts
Trust	▪ **Fiduciary wealth management** with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services

10

FIRSTWESTERN

$49.7 $54.3 $55.2 $57.8 $64.3 $97.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Net Interest Income Non-Interest Income, excluding net gain/(loss) on sale of securities and assets 11 High Quality Revenues with Predictable Sources of Recurring Income Net Interest Income $46.1 47% Mortgage $29.3 30% Bank Fees $1.3 1% Insurance $1.2 1% Other $0.4 1% Trust & Advisory $19.0 20% ($ in millions) Note: As of or for the period ended December 31, 2020. Totals may not add up due to rounding. ($ in millions) FY 2020 Revenue Mix Gross Revenue(1) (1) See Non-GAAP reconciliation

12 Private Bank Model Generates Strong Fee Income Half of Operating Revenue Generated by Fee Income 63.7% 52.6% 43.4% 43.1% 35.6% 32.5% 30.8% 28.5% 27.9% 27.6% 26.8% 24.7% 24.6% 21.8% 16.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ALRS MYFW WASH UMBF BMTC PGC UVSP BPFH TSC SYBT CFR CATC TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Source: S&P Global Market Intelligence (for the 12 months ended December 31, 2020)

Driving Profitable Growth 13

14 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY ▪ Phoenix, AZ 2016 – 2021 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2021 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank Office Openings Acquisitions 2002 2021 3 5 6 9 12 10 16 12 ## Total Acquisitions Total Offices

15 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experience commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Lone Tree office opened in 2020 ▪ Built team and revenue base to open office in Broomfield, CO in 2Q21 Continue growing Mortgage business ▪ MLO count increased 24% in 2019 ▪ Added mortgage operations depth, capital markets capabilities in 2020 ▪ Continuing to attract proven MLOs to increase market share Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on non-dilutive acquisitions (no net growth in total shares outstanding since IPO) ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

▪ Highly accretive to earnings ▪ 7-8% accretive in 2020, excluding pre-tax transaction charges(1) ▪ 15-16% accretive in 2021(1) ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ▪ Three of the locations were consolidated into an existing First Western branch ▪ Assumed $65.2 million in deposits and $123.8 million in loans related to the acquired locations ▪ Added scale, an attractive client base, and banking talent ▪ Closed on May 18, 2020 16 Highly Accretive Branch Purchase and Assumption Expanded Denver Presence Transaction Overview Financial Impact (1) Accretive estimates based on December 31, 2019 data

17 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2016 2017 2018 2019 2020 $44.0 $62.2 $121.6 $149.0 $467.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions) (in millions) New Loan Production(1) Net Deposit Growth(2)

18 Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 90.4% 88.2% 85.4% 80.6% 60.5% 50.0% 60.0% 70.0% 80.0% 90.0% 2016 2017 2018 2019 2020 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low-cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 19 Commercial Banking Driving Growth $626 $659 $837 $958 $977 $400 $600 $800 $1,000 $1,200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $569 $599 $785 $830 $908 $400 $600 $800 $1,000 $1,200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short-term nature. (in millions) (in millions) Up 60% Year-Over-Year Up 56% Year-Over-Year Total Commercial Loans(1) Total Commercial Deposits

20 Non-Mortgage Segment Earnings Growth (1) See Non-GAAP reconciliation $0.78 $1.52 $0.00 $0.50 $1.00 $1.50 $2.00 FY 2019 FY 2020 ▪ Strong balance sheet growth and improving operating leverage creating sustainable path to higher earnings and profitability over long-term ▪ Non-mortgage segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share(1)

Recent Financial Trends 21

22 Overview of 1Q21 Continued High Level of Mortgage Activity Continuation of Improved Profitability New Business Development Driving Balance Sheet Growth ▪ Total assets of $2.21 billion, up 48.2% annualized in 1Q21 ▪ New wealth management and commercial client acquisitions driving strong inflows of low-cost deposits and further improvement in deposit mix ▪ 1Q21 loan growth impacted by smaller pipeline to start 2021 and focus on PPP loan production ▪ Non-performing assets declined to 0.18% of total assets from 0.22% at end of prior quarter ▪ No remaining COVID-19 loan modifications ▪ History of exceptionally low charge-offs continues Asset Quality Remains Exceptional ▪ Net gain on mortgage loans of $5.2 million, up 20.3% from 4Q20 and 109.4% from 1Q20 ▪ Operational constraints in mortgage segment resolved during 1Q21 ▪ Net income available to common shareholders of $6.0 million, or $0.74 diluted EPS, up over 300% from 1Q20 ▪ Return on average shareholders’ equity of 14.95% ▪ Return on tangible common equity(1) of 17.49% (1) See Non-GAAP reconciliation

23 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $6.0 million, or $0.74 diluted earnings per share, in 1Q21 ▪ Strong profitability results in 4.1% and 4.9% increase in book value per share and tangible book value per share(1), respectively, from 4Q20 $438 $245 $1,772 $8,941 $9,630 $4,874 $5,999 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Income Adjustments to Net Income (1) (1) (in thousands) $0.05 $0.03 $0.22 $1.13 $1.21 $0.61 $0.74 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Income Adjustments to Net Income (1) (1) (1) See Non-GAAP reconciliation Net Income Available to Common Shareholders Diluted Earnings per Share

24 Loan Portfolio ▪ Total loans HFI increased $12.6 million, or 0.8% from prior quarter ▪ Average loans increased $87.4 million, or 5.3% from prior quarter ▪ Growth in non-owner occupied CRE offset by payoffs in construction portfolio due to project completions ▪ Payoffs included a low-yielding $50 million cash- secured loan that impacted EOP balances 1Q 2020 4Q 2020 1Q 2021 Cash, Securities and Other $147,157 $357,020 $363,155 Construction and Development 25,461 131,111 110,024 1-4 Family Residential 412,306 455,038 452,591 Non-Owner Occupied CRE 192,350 281,943 317,457 Owner Occupied CRE 121,138 163,042 161,787 Commercial and Industrial 144,066 146,031 141,770 Total Loans HFI $1,042,478 $1,534,185 $1,546,784 Mortgage loans held-for-sale (HFS) 64,120 161,843 176,644 Total Loans $1,106,598 $1,696,028 $1,723,428 $191.7 $1.8 $78.9 $122.5 $119.0 $142.1 $201.1 $65.7 $87.7 $71.8 $83.2 $128.1 $122.6 $48.7 $30.5 $0 $50 $100 $150 $200 $250 1Q20 2Q20 3Q20 4Q20 1Q21 PPP Production⁽¹⁾ Production Net Loan Payoffs PPP Forgiveness (in millions) $1,054 $1,337 $1,558 $1,644 $1,731 $1,696 $1,723 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 1Q20 2Q20 3Q20 4Q20 1Q21 4Q20 1Q21 HFI HFS (1) Bank originated (2) Excludes deferred (fees) costs, and amortized premium/(unaccreted discount), net ($ in thousands, as of quarter end) Loan Portfolio Composition(2) Loan Portfolio Details Loan Production & Net Loan Payoffs Total Loans(2) Average Period End (in millions)

25 Total Deposits ▪ Total deposits increased $187.9 million, or 11.6%, from end of prior quarter ▪ Growth primarily attributable to new client relationships ▪ Noninterest-bearing deposits more than doubled over the past year and increased to 32.8% of total deposits at 1Q21 from 23.0% at 1Q20 1Q 2020 4Q 2020 1Q 2021 Money market deposit accounts $671,641 $847,430 $918,940 Time deposits 150,190 172,682 157,072 NOW 82,092 113,052 130,540 Savings accounts 3,923 5,289 7,885 Noninterest-bearing accounts 270,604 481,457 593,388 Total Deposits $1,178,450 $1,619,910 $1,807,825 $1,085 $1,309 $1,463 $1,577 $1,721 $1,620 $1,808 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 1Q20 2Q20 3Q20 4Q20 1Q21 4Q20 1Q21 Average Period End (in millions) Deposit Portfolio Composition Total Deposits (in thousands, as of quarter-end)

26 Trust and Investment Management ▪ Total assets under management increased $230.3 million from December 31, 2020 to $6.49 billion at March 31, 2021 ▪ The increase was primarily attributable to contributions to existing accounts and new accounts, as well as improving market conditions $5,636 $5,752 $6,131 $6,255 $6,486 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income (3) Includes $4.4 million in SBA fee income less $1.3 million of deferred loan origination expense 27 Paycheck Protection Program Overview Impact on 1Q21 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $0.5 Interest income from PPP loans, less PPPLF funding cost $0.3 Net Interest Income $0.8 Net Interest Margin Impact -6 bps ($ in Millions) At or for the three months ended 3/31/21 Total Loans (existing PPP) $190.5 Average Loan size $0.3 PPPLF advances $183.0 Remaining Fees to be Recognized Pre-Tax(3) $3.1 PPP Loan Forgiveness ($ in Millions) As of 3/31/21 Total Loans submitted to SBA $155.1 Number of Loans forgiven by SBA 499 Amount of Loans forgiven by SBA $84.7 Loans under $50K not yet forgiven $6.4 PPP Round 2 ($ in Millions) As of 4/11/21 Number of loan applications received from borrowers 743 Loan applications received from borrowers $99.8 Loan applications approved by the SBA $82.5 Average loan size $0.1

(1) See Non-GAAP reconciliation (2) Gross Revenue for Capital Management includes amounts for the fourth quarter of 2020 through the completion of the sale of the LA Fixed Income Team on November 16, 2020. Financial results after that date for the unsold portion are presented in Wealth Management. 28 Gross Revenue ▪ Gross revenue(1) increased 41.7% from 1Q20 driven by increase in assets, net interest income and fees ▪ Strong year-over-year growth in both net interest income and non-interest income ▪ Realizing more operating leverage as stable expense base continues to generate higher level of revenue Non-interest Income $10,615 Net Interest Income $13,053 44.8% 55.2% $16.7 $26.2 $31.0 $23.4 $23.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q1 2020 Q2 2020 Q3 2020 Q4 2020⁽²⁾ Q1 2021 Wealth Management Capital Management Mortgage (in millions) 1Q21 Gross Revenue(1) Gross Revenue(1)

29 Net Interest Income and Net Interest Margin ▪ Net interest income decreased 3.0% from 4Q20, primarily due to lower PPP-related fees and two fewer days of interest accrual ▪ Net interest margin, including PPP and purchase accretion, declined to 2.90% due to excess liquidity and lower average loan yields ▪ Net interest margin, excluding PPP and purchase accretion(1), decreased to 2.88% in 1Q21 ▪ Cost of funds decreased 2 bps to 0.31% in 1Q21 from 0.33% in 4Q20 ▪ Redeployment of excess liquidity throughout 2021 should positively impact net interest margin $8,931 $10,796 $12,918 $13,457 $13,053 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 3.10% 3.07% 3.07% 3.14% 3.22% 3.23% 3.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin (1) 2.88% 2.90%

30 Non-Interest Income ▪ Non-interest income increased 6.6% from 4Q20 and 36.7% from 1Q20 ▪ Increase from 4Q20 due to higher net gain on mortgage loans ▪ Excluding $0.1 million in fees generated by LA fixed income team (sold during 4Q20), Trust & Investment Management fees increased from prior quarter $7,767 $15,427 $18,032 $9,954 $10,615 $0 $5,000 $10,000 $15,000 $20,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $4,731 $4,609 $4,814 $4,868 $4,847 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (in thousands) (in thousands) Total Non-Interest Income Trust and Investment Management Fees

31 Mortgage Operations ▪ Operational constraints resolved during 1Q21 ▪ Record mortgage originations in 1Q21 ▪ Mortgage locks down slightly from 4Q20 and 1Q20 ▪ Refi/Purchase mix of 77%/23% in 1Q21, compared to 67%/33% in 4Q20 $196.9 $344.3 $376.3 $414.5 $490.8 $31.2 $37.2 $41.9 $32.4 $33.9 $0 $100 $200 $300 $400 $500 $600 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Originations for Sale Originations for Porfolio $394.3 $417.1 $718.8 $376.6 $359.4 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (in millions) $0.7 $8.3 $10.2 $1.7 $2.1 $2.5 $10.2 $12.3 $4.3 $5.2 29% 81% 83% 40% 41% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Income Revenue Profit Margin ($ in millions) (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

32 Non-Interest Expense and Efficiency Ratio ▪ Non-interest expense unchanged from 4Q20 ▪ Salaries and employee benefits expense in 1Q21 reduced by $1.0 million in deferred loan origination expenses related to second round of PPP loans $553 $323 $14,094 $12,321 $16,632 $15,614 $15,629 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-Interest Expense Adjustments to Non-Interest Expense (1) (1) 84.4% 48.2% 53.4% 66.6% 66.0% 0% 20% 40% 60% 80% 100% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1)

33 Asset Quality ▪ Positive asset quality trends across the portfolio ▪ Non-performing assets decreased by $0.2 million, and declined as a percentage of total assets to 0.18% from 0.22% in 4Q20 and 0.82% in 1Q20 ▪ No remaining loan modifications ▪ Immaterial net charge-offs again in the quarter ▪ Stable asset quality and immaterial charge-offs resulted in no provision expense in 1Q21 ▪ ALL/Adjusted Total Loans(1) increased to 1.01% in 1Q21 from 0.98% in 4Q20 0.82% 0.67% 0.53% 0.22% 0.18% 0.00% 0.50% 1.00% 1.50% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non-GAAP reconciliation

34 Capital and Liquidity Overview 10.31% 10.31% 13.11% 7.35% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 3/31/21) Liquidity Reserves: Total Available Cash $ 375,078 Unpledged Investment Securities 21,604 Borrowed Funds: Unsecured: Credit Lines 54,000 Secured: FHLB Available 459,125 FRB Available 767 Brokered Remaining Capacity 358,112 Total Liquidity Funding Sources $ 1,268,686 Loan to Deposit Ratio 85.4% $91,662 $104,411 $130,704 $137,185 $11.50 $13.15 $16.44 $17.24 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 4Q18 4Q19 4Q20 1Q21 TCE TBV/Share (in thousands) (1) See Non-GAAP reconciliation Consolidated Capital Ratios (as of 3/31/21) Tangible Common Equity / TBV per Share(1) (in thousands)

Creating Additional Shareholder Value 35

36 Near-Term Outlook ▪ Growing pipeline and increased confidence in economic recovery should lead to higher loan production and loan growth as the year progresses ▪ Excess liquidity will be redeployed into higher yielding earning assets or transferred into investment management accounts where it will generate fee income ▪ Addition of new MLOs should increase ability to capitalize on demand for purchase mortgages in seasonally stronger quarters for housing market ▪ Higher revenue generated from redeployment of excess liquidity and growth in non-interest income should lead to additional operating leverage and further increases in profitability ▪ Well positioned to execute on additional acquisitions that can enhance franchise value and accelerate growth

37 Long-Term Goals to Drive Shareholder Value ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions ▪ ~50 offices ▪ $7-8 million in revenue per office ▪ 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A ▪ Capital and earnings accretive ▪ Create, roll out virtual private bank ▪ Robo advisor tied to bank ▪ “Buy up” into expert advice ▪ Upgrade wealth management platform ▪ Fully integrated front end ▪ Sell wholesale TIM services to other banks Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

MYFW’s core strengths provide the foundation for driving shareholder value 38 A Unique and Attractive Investment Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors

Appendix 39

Organizational Overview 40

Team: Ready to Take MYFW to the Next Level

Name	Title	Joined FW	Years in Industry	Prior Experience
Scott C. Wylie	Chairman, CEO & President	2002	34	▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women's Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation
Julie A. Courkamp	Chief Financial Officer, Director & Treasurer	2006	21	▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations
John E. Sawyer	Chief Investment Officer	2017	28	▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets
Scott J. Lawley	Chief Credit Officer	2018	34	▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank
Matt Cassell	President, Commercial Banking	2020	24	▪ Colorado Market President, Simmons Bank ▪ President-Colorado, Bank SNB ▪ Market President, Community Banks of Colorado
Josh M. Wilson	Regional President, CO/WY/AZ	2008	22	▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank

41

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MYFW's Sophisticated Board of Directors

Name	Director Since	Primary Business
Scott C. Wylie	2002	▪ First Western Financial, Inc.
Julie A. Caponi, CPA	2017	▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE)
Julie A. Courkamp	2021	▪ First Western Financial, Inc.
David R. Duncan	2011	▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader
Thomas A. Gart	2013	▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries
Patrick H. Hamill	2004	▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise
Luke A. Latimer	2015	▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board
Scott C. Mitchell	2021	▪ President, U.S. Engineering, Metalworks ▪ President of several successful manufacturing companies ▪ Six Sigma Master Black Belt
Eric D. Sipf, CPA(1)	2003	▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A
Mark L. Smith	2002	▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise
Joseph C. Zimlich, CPA	2004	▪ Family Office Executive ▪ Corporate leadership, board, and investment management

(1) CPA license inactive.

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Working as a team to grow relationships 43 Integrated Team Approach in Boutique Offices President Private Bankers Lenders Portfolio Managers Wealth Advisor Trust Officer Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView®

44 Organizational Structure Built for Scale Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Scottsdale, AZ ▪ Broomfield, CO (2021) ▪ Lone Tree, CO ▪ Phoenix, AZ ▪ Vail Valley, Avon, CO Loan Production Offices: ▪ Ft. Collins, CO ▪ Greenwood Village, CO Trust Offices: ▪ Century City, CA ▪ Laramie, WY ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management First Western Profit Centers Product Groups Support Centers ▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

Non-GAAP Reconciliations 45

Non-GAAP Reconciliation

Consolidated Efficiency Ratio (Dollars in thousands)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
	For the Three Months Ended,				
Non-interest expense	$14,647	$12,644	$16,632	$15,614	$15,629
Less: amortization	2	4	4	4	4
Less: provision on other real estate owned	-	-	100	76	-
Less: loss on assets held for sale	553	-	-	-	-
Plus: gain on sale of LA fixed income team	-	-	-	62	-
Adjusted non-interest expense	$14,092	$12,640	$16,528	$15,596	$15,625
Net interest income	$8,931	$10,796	$12,918	$13,457	$13,053
Non-interest income	7,767	15,427	18,032	9,954	10,615
Less: Net gain on sale of securities	-	-	-	-	-
Less: Net gain on sale of assets	-	-	-	-	-
Total income	$16,698	$26,223	$30,950	$23,411	$23,668
Efficiency ratio	**84.4%**	**48.2%**	**53.4%**	**66.6%**	**66.0%**

Consolidated Tangible Common Book Value Per Share (Dollars in thousands)	June 30, 2018	Sep. 30, 2018	Dec. 31, 2018	March 31, 2019	June 30, 2019	Sep. 30, 2019	Dec. 31, 2019	March 31, 2020	June 30, 2020	Sep. 30, 2020	Dec. 31, 2020	March 31, 2021
	As of the Three Months Ended,											
Total shareholders' equity	$104,958	$114,164	$116,875	$119,668	$122,157	$125,732	$127,678	$128,703	$139,417	$149,576	$154,962	$161,439
Less:												
Preferred stock (liquidation preference)	24,968	-	-	-	-	-	-	-	-	-	-	-
Goodwill and other intangibles, net	25,584	25,376	25,213	25,040	23,327	19,722	19,714	19,712	24,267	24,263	24,258	24,254
Intangibles held for sale[1]	-	-	-	-	-	3,553	3,553	3,000	3,000	3,000	-	-
Tangible common equity	54,406	88,788	91,662	94,628	98,830	102,457	104,411	105,991	112,150	122,313	130,704	137,185
Common shares outstanding, end of period	5,917,667	7,968,420	7,968,420	7,968,420	7,983,866	7,983,284	7,940,168	7,917,489	7,939,024	7,951,749	7,951,773	7,957,900
Tangible common book value per share	**$9.19**	**$11.14**	**$11.50**	**$11.88**	**$12.38**	**$12.83**	**$13.15**	**$13.39**	**$14.13**	**$15.38**	**$16.44**	**$17.24**
Net income available to common shareholders												**$5,999**
Return on tangible common equity (annualized)												**17.49%**

(1) Represents the intangible portion of assets held for sale

46

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47 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $13,023 $13,114 $16,232 $17,973 $18,471 Plus: Provision for loan loss 367 2,124 1,496 695 - Gross revenue $13,390 $15,238 $17,728 $18,668 $18,471 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $804 $788 $899 $423 $- Plus: Provision for loan loss ----- Gross revenue $804 $788 $899 $423 $- Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $2,504 $10,197 $12,323 $4,320 $5,197 Plus: Provision for loan loss ----- Gross revenue $2,504 $10,197 $12,323 $4,320 $5,197 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $16,331 $24,099 $29,454 $22,716 $23,668 Plus: Provision for loan loss 367 2,124 1,496 695 - Gross revenue $16,698 $26,223 $30,950 $23,411 $23,668

48 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Net income available to common shareholders $1,334 $8,696 $9,630 $4,874 $5,999 Plus: acquisition related expense including tax impact - 245 --- Plus: loss on intangibles held for sale including tax impact 438 ---- Adjusted net income to common shareholders $1,772 $8,941 $9,630 $,4,874 $,5,999 Adjusted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Earnings per share $0.17 $1.10 $1.21 $0.61 $0.74 Plus: acquisition related expenses including tax impact - 0.03 --- Plus: loss on intangibles held for sale including tax impact 0.05 ---- Adjusted earnings per share $0.22 $1.13 $1.21 $0..61 $0.74 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2020 March 31, 2021 Gross loans 1,534,185 1,546,784 Less: Branch acquisition 127,233 120,839 Less: PPP loans 130,019 183,005 Loans excluding acquired and PPP 1,276,933 1,242,940 Allowance for loan losses 12,539 12,539 Allowance for loan losses to Bank originated loans excluding PPP 0.98% 1.01% Total Non-Interest Expense adjusted for Non-Operating items For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total non-interest expense $14,647 $12,644 $16,632 $15,614 $15,629 Less: acquisition related expense - 323 --- Less: loss on intangibles held for sale 553 ---- Total Non-Interest Expense adjusted for Non-Operating items $14,094 $12,321 $16,632 $15,614 $15,629

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended June 30, 2020			For the Three Months Ended September 30, 2020			For the Three Months Ended December 31, 2020			For the Three Months Ended March 31, 2021		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	76,463	44		178,756	99		194,179	100		213,577	91	
PPP adjustment	20,587	25		(38,618)	(45)		(20,871)	(5)		21,173	5	
Available-for-sale securities	48,614	224		40,528	173		37,512	186		31,936	196	
PPP adjustment	-	-		-	-		-	-		-	-	
Loans	1,268,797	12,202		1,462,872	14,138		1,522,947	14,656		1,554,990	14,212	
PPP adjustment	(152,893)	(718)		(201,208)	(870)		(174,046)	(1,209)		(171,263)	(945)	
Purchase Accretion adjustment				-	(534)		-	(333)		-	(344)	
Adjusted total Interest-earning assets	1,261,568	11,777		1,442,330	12,961		1,559,721	13,395		1,650,413	13,215	
Interest-bearing deposits		1,319			1,067			1,015			974	
PPP adjustment		-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		129			204			200			132	
PPP adjustment		(39)			(180)			(175)			(109)	
Subordinated notes		226			221			270			340	
Adjusted total interest-bearing liabilities		1,635			1,312			1,310			1,337	
Net interest income		10,142			11,649			12,085			11,878	
Adjusted net interest margin			3.22%			3.23%			3.10%			2.88%

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Non-GAAP Reconciliation

Consolidated Gross Revenue	For the Years Ended,					
(Dollars in thousands)	2015	2016	2017	2018	2019	2020
Total income before non-interest expense	$49,339	$53,394	$54,501	$57,617	$63,976	$92,600
Less: Net gain on sale of securities	717	114	81	-	119	-
Less: Net gain on sale of assets	-	-	-	-	183	-
Plus: Provision for credit loss	1,071	985	788	180	662	4,682
Gross revenue	**$49,693**	**$54,265**	**$55,208**	**$57,797**	**$64,336**	**$97,282**

Consolidated Pre-tax, Pre-provision Income	For the Twelve Months Ended December 31,				
(Dollars in thousands)	2016	2017	2018	2019	2020
Net Income, as reported	$2,302	$2,023	$5,647	$8,009	$24,534
Provision for loan losses	985	788	180	662	4,682
Income tax (benefit) expense	1,269	2,984	1,775	2,183	8,529
Pre-tax, Pre-provision Income	**$4,556**	**$5,795**	**$7,602**	**$10,854**	**$37,745**

Consolidated Efficiency Ratio	For the Years Ended,				
(Dollars in thousands)	2016	2017	2018	2019	2020
Non-interest expense	$49,823	$49,494	$50,195	$53,784	$59,537
Less: Amortization	747	784	831	374	14
Less: Goodwill impairment	-	-	-	1,572	-
Less: Provision on other real estate owned	-	-	-	-	176
Less: Loss on assets held for sale	-	-	-	-	553
Plus: Gain on sale of LA fixed income team	-	-	-	-	(62)
Adjusted non-interest expense	$49,076	$48,710	$49,364	$51,838	$58,856
Net interest income	$24,457	$27,576	$30,624	$32,061	$46,102
Non-interest income	29,922	27,713	27,173	32,577	51,180
Less: Net gain on securities	114	81	-	119	-
Less: Net gain on sale of assets	-	-	-	183	-
Total income	$54,265	$55,208	$57,797	$64,336	$97,282
Efficiency ratio	**90.4%**	**88.2%**	**85.4%**	**80.6%**	**60.5%**

50

FIRSTwestern

51 Non-GAAP Reconciliation Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share For The Years Ended December 31, (Dollars in thousands) 2019 2020 Non-Mortgage income before income tax $6,152 $12,086 Mortgage income before income tax 4,040 20,977 Less: Income tax expense 2,183 8,529 Less: Preferred stock dividends -- Net income available to common shareholders $8,009 $24,534 Diluted weighted average shares 7,914,961 7,961,904 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.78 $1.52